Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies
Commitments and Contingencies

Note 8 - Commitments and Contingencies

On June 28, 2018, Wanda Duryea and eleven other indirect purchasers of pork products, acting on behalf of themselves and a putative class of indirect purchasers of pork products, filed a class action complaint in the U.S. District Court for the District of Minnesota against several pork processors, including Seaboard Foods and Agri Stats, Inc., a company described in the complaint as a data sharing service. Subsequent to the filing of this initial complaint, additional class action complaints making similar claims on behalf of putative classes of direct and indirect purchasers were filed in the U.S. District Court for the District of Minnesota. The complaints allege, among other things, that beginning in January 2009, the defendants conspired and combined to fix, raise, maintain, and stabilize the price of pork products in violation of U.S. antitrust laws by coordinating their output and limiting production, allegedly facilitated by the exchange of non-public information about prices, capacity, sales volume and demand through Agri Stats, Inc. The complaints on behalf of the putative classes of indirect purchasers also include causes of action under various state laws, including state antitrust laws, unfair competition laws, consumer protection statutes, and state common law claims for unjust enrichment. The complaints also allege that the defendants concealed this conduct from the plaintiffs and the members of the putative classes. The relief sought in the respective complaints includes treble damages, injunctive relief, pre- and post-judgment interest, costs, and attorneys’ fees on behalf of the putative classes. The complaints were amended and consolidated, and the cases are now organized into three consolidated putative class actions brought on behalf of (a) direct purchasers, (b) consumer indirect purchasers, and (c) commercial and institutional indirect purchasers.  The amended complaints named Seaboard Corporation as an additional defendant. Seaboard intends to defend these cases vigorously. It is impossible at this stage either to determine the probability of a favorable or unfavorable outcome resulting from these suits, or to estimate the amount of potential loss, if any, resulting from the suits.

On March 20, 2018, the bankruptcy trustee (the “Trustee”) for Cereoil Uruguay S.A. (“Cereoil”) filed a suit in the Bankruptcy Court of First Instance in Uruguay that was served during the second quarter naming as parties Seaboard and Seaboard’s subsidiaries, Seaboard Overseas Limited (“SOL”) and Seaboard Uruguay Holdings Ltd. (“Seaboard Uruguay”). Seaboard has a 45% indirect ownership of Cereoil. The suit seeks an order requiring Seaboard, SOL, and Seaboard Uruguay to reimburse Cereoil the amount of $22 million, contending that deliveries of soybeans to SOL pursuant to purchase agreements should be set aside as fraudulent conveyances. Seaboard intends to defend this case vigorously. It is impossible at this stage to determine the probability of a favorable or unfavorable outcome resulting from this suit. In the event of an adverse ruling, Seaboard and its two subsidiaries could be ordered to pay the amount of $22 million. Any award in this case would offset against any award in the additional case described below filed by the Trustee on April 27, 2018.

On April 27, 2018, the Trustee for Cereoil filed another suit in the Bankruptcy Court of First Instance in Uruguay that was served during the second quarter naming as parties Seaboard, SOL, Seaboard Uruguay, all directors of Cereoil, including two individuals employed by Seaboard who served as directors at the behest of Seaboard, and the Chief Financial Officer of Cereoil, an employee of Seaboard who also served at the behest of Seaboard (collectively, the “Cereoil Defendants”). The Trustee contends that the Cereoil Defendants acted with willful misconduct to cause Cereoil’s insolvency, and thus should be ordered to pay all liabilities of Cereoil, net of assets. The bankruptcy filing lists total liabilities of $53 million and assets of $30 million. Seaboard intends to defend this case vigorously. It is impossible at this stage to determine the probability of a favorable or unfavorable outcome resulting from this suit. In the event of an adverse ruling, Seaboard and the other Cereoil Defendants could be ordered to pay the amount of the net indebtedness of Cereoil, which based on the bankruptcy schedules would total $23 million. It is possible that the net indebtedness could be higher than this amount if Cereoil’s liabilities are greater than $53 million and/or Cereoil’s assets are worth less than $30 million. In addition, in the event of an adverse ruling, the Bankruptcy Court of First Instance could order payment of the Trustee’s professional fees, interest, and other expenses. Any award in this case would offset against any award in the case described above filed on March 20, 2018.

On May 15, 2018, the Trustee for Nolston S.A. (“Nolston”) filed a suit in the Bankruptcy Court of First Instance in Uruguay that was served during the second quarter naming as parties Seaboard and the other Cereoil Defendants. Seaboard has a 45% indirect ownership of Nolston. The Trustee contends that the Cereoil Defendants acted with willful misconduct to cause Nolston’s insolvency, and thus should be ordered to pay all liabilities of Nolston, net of assets. The bankruptcy filing lists total liabilities of $29 million and assets of $15 million. Seaboard intends to defend this case vigorously. It is impossible at this stage to determine the probability of a favorable or unfavorable outcome resulting from this suit. In the event of an adverse ruling, Seaboard and the other Cereoil Defendants could be ordered to pay the amount of the net indebtedness of Nolston, which based on the bankruptcy schedules would total $14 million. It is possible that the net indebtedness could be higher than this amount if Nolston’s liabilities are greater than $29 million and/or Nolston’s assets are worth less than $15 million. In addition, in the event of an adverse ruling, the Bankruptcy Court of First Instance could order payment of the Trustee’s professional fees, interest, and other expenses.

On September 18, 2014, and subsequently in 2015 and 2016, Seaboard received a number of grand jury subpoenas and informal requests for information from the Department of Justice, Asset Forfeiture and Money Laundering Section (“AFMLS”), seeking records related to specified foreign companies and individuals. The companies and individuals as to which the requested records relate were not affiliated with Seaboard, although Seaboard has also received subpoenas and requests for additional information relating to an affiliate of Seaboard. During 2017, Seaboard received grand jury subpoenas requesting documents and information related to money transfers and bank accounts in the Democratic Republic of Congo (“DRC”) and other African countries and requests to interview certain Seaboard employees and to obtain testimony before a grand jury. Seaboard has retained outside counsel and is cooperating with the government’s investigation. It is impossible at this stage either to determine the probability of a favorable or unfavorable outcome or to estimate the amount of potential loss, if any, resulting from the government’s inquiry.

On September 19, 2012, the U.S. Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma. The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues as part of an investigation led by the U.S. Attorney’s Office for the Western District of Oklahoma. This matter was settled in November 2018 pursuant to a settlement agreement with ICE and the State of Oklahoma to which Seaboard made cash payments to ICE and the State of Oklahoma in the aggregate amount of $1 million. The settlement resolves the investigation.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business. In the opinion of management, the ultimate resolution of these items is not expected to have a material adverse effect in the consolidated financial statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third-party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2018, guarantees outstanding to affiliates and third parties were not material. Seaboard has not accrued a liability for any of the affiliate or third-party guarantees as management considers the likelihood of loss to be remote.

Commitments

As of December 31, 2018 Seaboard had various non-cancelable purchase commitments and commitments under other agreements and operating leases, as described in the table below:

	Years ended December 31,
(Millions of dollars)	2019	2020	2021	2022	2023	Thereafter	Totals
Hog procurement contracts (a)	$69	$71	$78	$64	$46	$34	$362
Grain and feed ingredients (a)	116	2	—	—	—	—	118
Grain purchase contracts for resale (b)	564	—	—	—	—	—	564
Fuel supply contracts (c)	31	—	49	49	49	352	530
Equipment and other purchase commitments	73	—	—	—	—	—	73
Total firm purchase commitments	$853	$73	$127	$113	$95	$386	$1,647
Ports (d)	18	18	19	19	20	109	203
Vessel, time and voyage-charters (e)	58	27	26	13	8	25	157
Contract grower agreements (f)	47	41	37	27	18	61	231
Other operating lease payments	18	13	9	8	6	15	69
Total operating lease payments	$141	$99	$91	$67	$52	$210	$660
Power barge and pork plant expansion (g)	138	71	9	—	—	—	218
Investment in affiliates (h)	14	9	9	—	—	—	32
Total unrecognized non-cancelable commitments	$1,146	$252	$236	$180	$147	$596	$2,557
(a)

Seaboard has contracted with third parties for the purchase of hogs and has entered into grain and feed purchase contracts to support its hog operations. The amounts included in the table are based on projected market prices as of December 31, 2018. During 2018,  2017 and 2016, the Pork segment paid $77 million, $99 million and $133 million, respectively, for hogs purchased under committed contracts.

(b)	The CT&M segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2018.
(c)

The Power segment has a natural gas supply contract for a significant portion of the fuel required for the operation of its existing facility and barge under construction. The commitments have both fixed and variable price components, and the amount included in the table above is partially based on market prices as of December 31, 2018. The Marine segment also has fuel purchase contracts.

(d)

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at PortMiami, which runs through 2028. Rental expense for operating leases for all segments amounted to $46 million, $44 million and $43 million in 2018,  2017 and 2016, respectively.

(e)

The Marine and CT&M segments enter into contracts to charter vessels for use in their operations, which include short-term time charters for a few months and long-term commitments ranging from less than one year to over three years. These segments’ charter hire expenses during 2018,  2017 and 2016 totaled $111 million, $96 million and $95 million, respectively.

(f)

To support the operations of the Pork segment, Seaboard has contract grower agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. During the years ended 2018, 2017 and 2016, Seaboard paid $48 million, $37 million and $26 million, respectively, under contract grower agreements.

(g)

In November 2018, Seaboard’s Power segment entered into a contract to build a floating power barge with operations anticipated to begin in the first quarter of 2021. The total cost of the project is estimated to exceed $160 million. In the third quarter of 2018, Seaboard’s Pork segment entered into an approximate $103 million construction contract to expand its Oklahoma, pork processing plant during 2019 and 2020. These assets are under construction, so expected payments may vary based on timing of milestones achieved.

(h)

Investment in affiliates represents obligations made to equity method investments, primarily for expected funding commitments to three limited liability companies that operate refined coal processing plants.